UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Nuburu, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUBURU, INC.

7442 S Tucson Way, Suite 130

Centennial, CO 80112

PROXY STATEMENT SUPPLEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Nuburu, Inc. (the “Company”) will be held virtually via live audio webcast on June 16, 2023, at 9:00 a.m. Mountain Time, for the following purposes:

1.
To elect the two Class I directors named in the Proxy Statement, as supplemented by the proxy statement supplement following this amended notice (the "Supplement"), to hold office until the annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified;
2.
To ratify the selection, by the audit committee and our board of directors, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement and Supplement. Only stockholders who owned our common stock ("Common Stock") at the close of business on April 18, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.

We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials unless they specifically request them. We sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2023 to our stockholders of record as of the close of business on the Record Date. We also began providing access to our proxy materials over the Internet on or about April 21, 2023. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

The Annual Meeting can be accessed by visiting www.proxydocs.com/BURU, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 12 or 16-digit control number included on the Notice or on the proxy card that you request and receive by mail or e mail. The Notice contains instructions for accessing the proxy materials, including the Proxy Statement and our Annual Report, and provides information on how stockholders may obtain paper copies free of charge. The Notice also provides the date and time of the Annual Meeting; the matters to be acted upon at the meeting and the recommendation from our board of directors with regard to each matter; and information on how to attend the meeting and vote online.

It is important that your shares be represented and voted whether or not you plan to attend the virtual Annual Meeting. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our board of directors recommends that you vote (i) FOR the election of all nominees to serve as directors of the Company, and (ii) FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

By order of the Board of Directors,

/s/ Ron Nicol
Ron Nicol Chairman of the board of directors

Centennial, Colorado

May 17, 2023

EXPLANATORY NOTE

Nuburu, Inc. (the “Company”) filed its definitive proxy statement, dated April 21, 2023 (the “Proxy Statement”), and the related proxy card for the Company’s 2023 Annual Meeting of Stockholders to be held on June 16, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”).

On May 10, 2023, the Company filed a Current Report on Form 8-K with the SEC announcing that on May 9, 2023, Dr. Ake Almgren notified the Company of his resignation as a member of the Board of Directors (the “Board”) effective as of May 19, 2023 (the “Resignation Date”). Dr. Almgren has been serving as a member of the Board’s audit committee and nominating and corporate governance committee. On May 17, 2023, the Company filed a Current Report on Form 8-K with the SEC announcing that in order to achieve an equal apportionment of membership among the three director classes of the Board, on May 15, 2023 Ron Nicol tendered his resignation as a Class II director, which became effective upon the Board reappointing Mr. Nicol as a Class I director. On May 15, 2023, the Board reappointed Mr. Nicol as a Class I director effective as of the Resignation Date. The resignation and reappointment of Mr. Nicol was effected solely for the purpose of achieving an equal apportionment of membership among the Board’s three classes of directors, and for all other purposes, Mr. Nicol’s service on the Board is deemed to have continued uninterrupted. The Board also reduced the size of the Board to six members in order to eliminate the vacancy created by Dr. Almgren’s resignation, effective as of the Resignation Date. In addition, Elizabeth Mora has been appointed as a member of the Board’s nominating and corporate governance committee effective as of the Resignation Date.

This supplement, dated May 17, 2023 (the “Supplement”) and amended proxy card are being filed with the SEC to amend Proposal No. 1 as described more fully herein. Other than as indicated herein, no other changes have been made to the Proxy Statement or the proxy card as originally filed and mailed. Any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by the Supplement.

PROXY STATEMENT SUPPLEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 16, 2023

This Supplement, supplements the Proxy Statement of the Company filed with the SEC on April 21, 2023, relating to the Annual Meeting.

Amended Proposal No. 1 – Election of Class I directors. Proposal No. 1 has been amended by replacing Dr. Ake Almgren, who has resigned from the Board, with Ron Nicol as a Class I nominee for a three-year term expiring at the annual meeting of stockholders to be held in 2026 (as amended, the “Amended Proposal No. 1”).

Amended Proxy Card. The enclosed amended proxy card (the “Amended Proxy Card”) differs from the proxy card previously furnished to you with the Proxy Statement (the “Original Proxy Card”), as the Amended Proxy Card includes the Amended Proposal No. 1. If you have already voted, we encourage you to resubmit your vote by submitting the Amended Proxy Card by mail or by submitting a proxy by telephone or over the Internet by following the procedures on the Amended Proxy Card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail. However, if you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid, and will be voted at the Annual Meeting unless revoked. Since Dr. Almgren is no longer available for election, however, any instruction to vote for Dr. Almgren will be disregarded. PLEASE NOTE THAT THE SUBMISSION OF A NEW PROXY CARD WILL REVOKE ALL PRIOR PROXY CARDS SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE FOR EACH PROPOSAL ON THE NEW PROXY CARD.

Except as indicated herein, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.

Corporate Governance Update

Director Resignation

On May 9, 2023, Dr. Ake Almgren tendered his resignation as a member of the Board, including all committees thereof, effective as of May 19, 2023 (the “Resignation Date”), and accordingly will not stand for re-election to the Board at the Annual Meeting. Dr. Almgren was serving as a Class I director and as a member of the Board’s audit committee and nominating and corporate governance committee.

Director Reclassification

On May 15, 2023, in order to achieve an equal balance of membership among the classes of directors, the Board determined to move Ron Nicol from Class II with a term expiring at the 2024 Annual Meeting of Stockholders to Class I with a term expiring at the 2023 Annual Meeting, effective as of the Resignation Date. Accordingly, on the same date, Mr. Nicol, who was a Class II director, resigned as a director and was immediately elected by the Board as a Class I director, effective as of the Resignation Date. The resignation and re-election of Mr. Nicol is being effected solely to rebalance the Board’s classes and, for all other purposes, including committee service and compensation, Mr. Nicol’s service on the Board is deemed to have continued uninterrupted. Effective as of the Resignation Date, the Board will consist of two Class I directors, two Class II directors and two Class III directors. Effective as of the Resignation Date, the Class I Directors will be Ron Nicol and Kristi Hummel; the Class II Directors will be Lily Yan Hughes and Elizabeth Mora; and the Class III Directors will be Daniel Hirsch and Dr. Mark Zediker. The Board also reduced the size of the Board to six members in order to eliminate the vacancy created by Dr. Almgren’s resignation, effective as of the Resignation Date.

Changes to Board Committee Composition

On May 15, 2023, the Board also reconstituted the membership of the audit committee, compensation committee and nominating and corporate governance committee, effective as of the Resignation Date. The members of each of the Board committees and committee Chairpersons, effective as of the Resignation Date, are set forth in the following chart.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Dr. Mark Zediker
Daniel Hirsch
Lily Yan Hughes		X	Chair	X
Kristi Hummel		Chair		X
Elizabeth Mora	Chair			X
Ron Nicol	X	X		X

Our Board has affirmatively determined that each member of the audit committee is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the NYSE American LLC (the “NYSE American”), including those related to audit committee membership. The members of our audit committee meet the requirements for financial literacy under the applicable rules of the NYSE American. In addition, our Board has determined that Ms. Mora qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No audit committee member currently serves on the audit committee of more than three public companies.

Each member of the compensation committee qualifies as an independent director under the heightened independence standards of the NYSE American for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

Each member of the nominating and corporate governance committee qualifies as independent under the rules of the NYSE American.

Capitalized terms used in this Supplement, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

AMENDED PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Unless the board of directors determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors.

Effective as of May 19, 2023, the board of directors will consist of six seated directors, divided into the three following classes:

•
Class I directors: Ron Nicol and Kristi Hummel, whose terms expire at the Annual Meeting, are standing for reelection at the Annual Meeting;
•
Class II directors: Lily Yan Hughes and Elizabeth Mora, whose current terms will expire at the annual meeting of stockholders to be held in 2024; and
•
Class III directors: Daniel Hirsch and Dr. Mark Zediker, whose current terms will expire at the annual meeting of stockholders to be held in 2025.

Ron Nicol serves as Chairman of the board of directors.

Any director may be removed from office by the stockholders of the Company as provided in Section 141(k) of the DGCL.

At each annual meeting of stockholders of the Company, stockholders will be asked to elect all of the directors of the class of directors whose term expires at the conclusion of that applicable annual meeting of stockholders. All such directors, whether newly elected or re-elected, shall be elected for a three-year term.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, those shares will be voted for the election of those substitute nominees as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class I directors and for our other current directors, information with respect to their position/office held with the Company and their ages as of May 19, 2023:

Name	Age	Position(s)	Position Since(1)
Class I Directors whose terms expire at the Annual Meeting and who are standing for election at the Annual Meeting
Ron Nicol(2)(3)	69	Chairman	2020
Kristi Hummel(3)	50	Director	2023
Class II Directors whose terms expire at the annual meeting of stockholders to be held in 2024
Lily Yan Hughes(3)(4)	60	Director	2023
Elizabeth Mora(2)(4)	62	Director	2023
Class III Directors whose terms expire at the annual meeting of stockholders to be held in 2025
Daniel Hirsch	49	Director	2023
Dr. Mark Zediker	66	Chief Executive Officer, Co-Founder and Director	2015

(1) Includes board service at Legacy Nuburu.

(2) Member of the audit committee.

(3) Member of the compensation committee.

(4) Member of the nominating and corporate governance committee.

Set forth below and in the Proxy Statement is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following and the Proxy Statement includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the Annual Meeting of Stockholders to be Held in 2026

Kristi Hummel is a member of the board of directors. Ms. Hummel has served as the Chief Talent Officer of United Health Group (NYSE: UNH) since November 2022. Prior to that, she was Chief People Officer for Skillsoft (NYSE: SKIL), a global leader in corporate digital learning, from September 2021 until October 2022, and the senior vice president human resources at Dell Technologies Inc. (NYSE: DELL), from September 2016 until September 2021. Ms. Hummel holds both a BS in Business Administration and Management and an MBA from Babson College.

We believe Ms. Hummel is qualified to serve on the board of directors due to her extensive experience in organizational management.

Ron Nicol is Chairman of the board of directors. Mr. Nicol joined the Legacy Nuburu board of directors in September 2020. Mr. Nicol has been a senior advisor to Boston Consulting Group since January 2016. Prior to that, he was a longtime senior partner and managing director of Boston Consulting Group, holding roles as the global leader of the Organization practice; global leader of the Technology, Media & Telecommunications practice; leader of the South System; and chairman of North and South America. Before joining Boston Consulting Group in 1987, Mr. Nicol held senior positions with Babcock and Wilcox and was a U.S. naval officer, serving aboard a nuclear ballistic missile submarine and teaching nuclear engineering. Mr. Nicol earned his BS in Physics from the United States Naval Academy and his MBA from the Fuqua School of Business, Duke University.

We believe Mr. Nicol is qualified to serve on the board of directors due to his extensive industry and leadership experience.

Vote Required

For purposes of electing directors at the Annual Meeting, the nominees receiving the support of stockholders representing the greatest numbers of shares of Common Stock present at the meeting, in person or by proxy and entitled to vote, shall be elected as directors.

THE BOARD OF DIRECORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH CLASS I NOMINEE NAMED ABOVE

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the Amended Proxy Card enclosed with this Supplement, which includes Amended Proposal No. 1. If you have already submitted your Original Proxy Card or provided voting instructions, you do not need to take any action unless you wish to change your vote. Original Proxy Cards already submitted by stockholders will remain valid and will be voted at the Annual Meeting, unless changed or revoked as described on page 4 of the Proxy Statement. If you would like to vote for the new director nominee, however, you must vote again using the Amended Proxy Card. Since Dr. Ake Almgren is no longer available for election, any instruction to vote for Dr. Almgren will be disregarded. None of the other agenda items to be acted upon at the Annual Meeting, which are described in the Proxy Statement, are affected by this Supplement.

Please note that the submission of a new proxy card will revoke all prior proxy cards submitted, so it is important to indicate your vote for each proposal on any new proxy card.

If the Amended Proxy Card or Original Proxy Card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Nuburu, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 18, 2023 TIME: Friday, June 16, 2023 9:00 AM, Mountain Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BURU for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Dr. Mark Zediker, our Chief Executive Officer, and Brian Knaley, our Chief Financial Officer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Nuburu, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS AMENDED PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/BURU • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-520-4351 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Amended Proxy Card

Nuburu, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect the two Class I directors named in the Proxy Statement, as supplemented, to hold office until the annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified. FOR WITHHOLD 1.01 Ron Nicol #P2# #P2# FOR 1.02 Kristi Hummel #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To ratify the selection, by the audit committee (the “Audit Committee”) and our board of directors (the “Board”), of Withum Smith + Brown, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. #P4# #P4# #P4# FOR 3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/BURU Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X THIS PROXY CARD HAS BEEN REVISED TO AMEND PROPOSAL 1.